U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report December 1, 1999

                         Commission file number 1-14082
                         ------------------------------

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                                        59-1469577
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

              5200 S. Washington Avenue, Titusville, Florida 32780
              ----------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (407) 269-0834
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                              ---------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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                       SMART CHOICE AUTOMOTIVE GROUP, INC.

                                    Form 8-K

                                TABLE OF CONTENTS

                    HEADING                                                 PAGE
                    -------                                                 ----

Item 1.    Changes in Control of Registrant ..................................3
Item 2.    Acquisition or Disposition of Assets ..............................4
Item 4.    Changes in Registrant's Certifying Accountant .....................4
Item 7.    Change in Fiscal Year .............................................4
Item 8.    Exhibits ..........................................................4

SIGNATURES....................................................................5


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On December 1, 1999 the Company completed a merger between a wholly-owned Smart Choice subsidiary and Paaco Automotive Group, Inc. an 85% owned subsidiary of Crown Group, Inc. (Nasdaq:CNGR). As a result of the merger and a $3 million cash investment into the Company, Crown Group, Inc. acquired voting control of the Company.

The Company and Crown Group, Inc. announced on August 27, 1999, that they had entered into a letter of intent with respect to Crown's proposed acquisition of a controlling interest in the Company. The terms of the transaction, as completed, differ substantially from those outlined in the letter of intent.

Contemporaneously with Crown's equity investment and the merger of its Paaco subsidiary with the Smart Choice subsidiary, approximately $15.0 million of Smart Choice's outstanding debt and preferred stock was converted into shares of Smart Choice common stock. An additional $4.5 million of Smart Choice debt, acquired by Crown for approximately $2.3 million in cash, was converted into shares of Series E Convertible Preferred Stock. Following this transaction, the Company has approximately $2.6 million of subordinated debt outstanding. In connection with the transaction, the combined company obtained a restructured and restated $160 million senior finance receivables and inventory credit facility, which contains more favorable terms than the facilities it replaced.

In exchange for its $3 million cash investment, its contribution of Paaco, and the conversion of certain debt obligations, Crown received shares of Series E Convertible Preferred Stock representing 70% of the ownership and voting rights of the Company on an "as converted" basis. The minority shareholders of Paaco received shares of Series E Convertible Preferred Stock representing 5% of the Company's outstanding voting securities. The holders of certain converted Smart Choice debt and preferred stock received shares of the Company's common stock equivalent to approximately 20.7% of the outstanding voting securities. Previously existing Smart Choice shareholders now own approximately 4.3% of the outstanding Smart Choice voting securities. The holders of the shares of Smart Choice common stock issued in connection with the transaction and Crown and other holders of Series E Convertible Preferred Stock have certain registration rights.

For its most recent fiscal year ended December 31, 1998, the Company reported revenues from continuing operations of $95.4 million and a loss from continuing operations of $7.3 million. For the nine months ended September 30, 1999, the Company reported revenues of $71.4 million and a loss from continuing operations of $24.2 million.

James E. Ernst has been appointed President and Chief Executive Officer of Smart Choice. Mr. Ernst has a long association with Crown and has recently been responsible for the restructuring of Paaco's operations. He is a Certified Public Accountant and was formerly President and Chief Executive Officer of both Casino Magic Corp. and Casino America, Inc.

Gary Smith will continue to manage the Florida-based operations of Smart Choice, as President of First Choice, while Larry Lange remains responsible for the Company's Texas-based operations, as President of Paaco. Joe Cavalier has joined Smart Choice as its new Chief Financial Officer, and Ron Anderson will have principal responsibility for the Company's finance receivable activities.


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Smart Choice's board of directors includes Edward R. McMurphy as Chairman, and
T. J. Falgout, III - both senior executives of Crown. Robert Abrahams, James E. Ernst, Gary Smith and Larry Lange comprise the remainder of the Company's board.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 1999 the Company completed a merger between a wholly-owned Smart Choice subsidiary and Paaco Automotive Group, Inc., an 85% owned subsidiary of Crown Group, Inc. Paaco was the surviving corporation in the merger and became the wholly-owned subsidiary of Smart Choice. As described in Item 1, Crown acquired voting control of Smart Choice through the acquisition of Series E Convertible Preferred Stock pursuant to the merger of Paaco, Crown's conversion of certain debt obligations and a $3 million cash investment. Minority shareholders in Paaco acquired approximately 5% of the Company's outstanding voting securities.

The combined business, which employs 500 people and operated 22 used car dealerships in Florida and Texas, will have an aggregate portfolio of finance receivables totaling approximately $160 million. Headquartered in Dallas, Texas, Paaco operates 11 dealerships in the Dallas-Ft.Worth Metroplex and the Houston area. Smart Choice, headquartered in Titusville, Florida currently operates a network of 11 dealerships in the State of Florida. Both Paaco and Smart Choice provide installment financing for over 95% of the vehicles purchased by their respective customers.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 1, 1999 the appointment of BDO Seidman, LLP as independent public accountants for the Company was terminated.

ITEM 7. CHANGE IN FISCAL YEAR

Effective December 1, 1999 the Company elected to change its financial reporting year end from December 31 to April 30. The Company will file a Form 10-K covering the transition period.

ITEM 8.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of the business acquired will be provided within the next sixty (60) days as an amendment to this filing.

     (b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant will be provided within the next sixty (60) days as an amendment to this filing.

     (c) Exhibits filed herewith.

    Exhibit
     NO.          EXHIBIT DESCRIPTION
    -------       -------------------

     10.94        Stock Purchase Agreement dated
                  December 1, 1999 by and between
                  Crown Group, Inc. and Smart Choice
                  Automotive Group, Inc.


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    Exhibit
     NO.          EXHIBIT DESCRIPTION
    -------       -------------------

     16.1         Letter from BDO Seidman, LLP
                  dated December 1, 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 8, 1999.

                                             SMART CHOICE AUTOMOTIVE GROUP, INC.

                                             By: /s/ JAMES E. ERNST
                                                 ------------------
                                                 James E. Ernst, President
                                                 and Chief Executive Officer


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